UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 APRIL 30, 1997
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                                 PROXYMED, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          FLORIDA                     0-22052                  65-0202059
----------------------------        -----------            ------------------
(State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                File Number)           Identification No.)

     2501 DAVIE ROAD, SUITE 230, FT. LAUDERDALE, FLORIDA        33317-7424
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          (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (954) 473-1001


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (b) The pro forma financial information required by Item 7(b) is being updated herein to include a pro forma combined statement of operations for the six months ended June 30, 1997 (the period covering the Company's most recent fiscal year end to the most recent interim date). Such pro forma financial information has been derived from the financial statements of ProxyMed, Inc. and Hayes Computer Systems, Inc. The pro forma financial information also includes information derived from the financial statements of Clinical MicroSystems, Inc., which was previously acquired by the Company and reported upon under Form 8-K dated March 14, 1997.

     (c) The following exhibit is included herein:

         Exhibit 99.4 - Pro Forma Combined Statements of Operation of ProxyMed, Inc., Clinical MicroSystems, Inc. and Hayes Computer Systems, Inc. for the six months ended June 30, 1997.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PROXYMED, INC.


Date  AUGUST 28, 1997                     /s/ BENNETT MARKS
                                          -----------------
                                          Bennett Marks, Executive Vice
                                          President - Finance and Chief
                                          Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER        DESCRIPTION
------        -----------

99.4          Pro Forma Combined Statement of Operations of
              ProxyMed, Inc., Clinical MicroSystems, Inc. and
              Hayes Computer Systems, Inc. for the six months ended
              June 30, 1997.

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